Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2023

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	206	219	230	151	179	394	330	-16%
U.S. Businesses	573	615	710	760	956	1,386	1,716	24%
International Businesses	692	748	814	840	784	1,643	1,624	-1%
Corporate and Other	(321)	(415)	(525)	(485)	(527)	(737)	(1,012)	-37%
Total adjusted operating income before income taxes	1,150	1,167	1,229	1,266	1,392	2,686	2,658	-1%
Income taxes, applicable to adjusted operating income	255	271	297	276	305	600	581	-3%
After-tax adjusted operating income	895	896	932	990	1,087	2,086	2,077	—%
Income (loss) attributable to Prudential Financial, Inc.	(1,010)	(92)	(52)	1,462	511	(1,503)	1,973	231%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	9.4%	9.8%	10.5%	11.2%	12.2%	10.8%	11.7%
Return on Average Equity (based on net income (loss))	-13.3%	-1.2%	-0.7%	18.9%	6.8%	-10.0%	13.1%
Distributions to Shareholders
Dividends paid	457	454	449	468	463	919	931	1%
Share repurchases	375	375	375	250	250	750	500	-33%
Total capital returned	832	829	824	718	713	1,669	1,431	-14%
Per Share Data
Net income (loss) (diluted) (2)	(2.71)	(0.26)	(0.16)	3.93	1.38	(4.04)	5.31	231%
Adjusted Operating Income (diluted)	2.34	2.37	2.49	2.66	2.94	5.44	5.59	3%
Shareholder dividends	1.20	1.20	1.20	1.25	1.25	2.40	2.50	4%
GAAP book value (diluted)	82.92	82.83	82.48	85.33	77.65
Adjusted book value (diluted) (3)	97.91	96.41	94.69	97.29	97.38
Shares Outstanding
Weighted average number of common shares (basic)	374.4	371.0	367.6	366.5	364.8	375.3	365.7	-3%
Weighted average number of common shares (diluted)	377.1	373.1	369.4	367.7	366.1	378.1	366.9	-3%
End of period common shares (basic)	372.6	369.1	366.0	365.9	363.4
End of period common shares (diluted)	377.9	373.8	370.9	367.8	366.2

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended December 31, 2022, September 30, 2022 and June 30, 2022, and for the six months ended June 30, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2022, September 30, 2022 and June 30, 2022, and for the six months ended June 30, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss) and the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.34	2.37	2.49	2.66	2.94	5.44	5.59
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(6.47)	(3.33)	(2.50)	1.00	(2.09)	(11.00)	(1.08)
Change in value of market risk benefits, net of related hedging gains (losses)	(1.88)	(0.16)	1.70	0.20	0.04	(2.68)	0.25
Market experience updates	0.98	0.34	0.07	0.13	(0.01)	1.30	0.12
Divested and Run-off Businesses:
Closed Block division	0.04	(0.06)	(0.11)	(0.01)	(0.13)	0.11	(0.14)
Other Divested and Run-off Businesses	1.32	(0.14)	(0.08)	0.29	0.17	0.60	0.47
Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.02	0.02	(0.01)	0.02	0.04	—
Other adjustments (1)	—	(0.03)	(2.47)	(0.02)	(0.02)	(0.04)	(0.05)
Total reconciling items, before income taxes	(6.00)	(3.36)	(3.37)	1.58	(2.02)	(11.67)	(0.43)
Income taxes, not applicable to adjusted operating income	(0.95)	(0.73)	(0.72)	0.31	(0.46)	(2.19)	(0.15)
Total reconciling items, after income taxes	(5.05)	(2.63)	(2.65)	1.27	(1.56)	(9.48)	(0.28)
Net income (loss) attributable to Prudential Financial, Inc.	(2.71)	(0.26)	(0.16)	3.93	1.38	(4.04)	5.31
Weighted average number of outstanding common shares (basic)	374.4	371.0	367.6	366.5	364.8	375.3	365.7
Weighted average number of outstanding common shares (diluted)	377.1	373.1	369.4	367.7	366.1	378.1	366.9
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(1,010)	(92)	(52)	1,462	511	(1,503)	1,973
Less: Earnings allocated to participating unvested share-based payment awards	6	6	6	18	6	13	24
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(1,016)	(98)	(58)	1,444	505	(1,516)	1,949
After-tax adjusted operating income	895	896	932	990	1,087	2,086	2,077
Less: Earnings allocated to participating unvested share-based payment awards	11	12	12	13	12	28	25
After-tax adjusted operating income for earnings per share of Common Stock calculation	884	884	920	977	1,075	2,058	2,052

___________

(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2022 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022			2023
	2Q	3Q	4Q	1Q	2Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	558	767	775	705	763
Long-term Debt	11,008	10,810	10,814	10,860	10,787
Junior Subordinated Long-term Debt	8,604	9,088	9,094	9,591	8,089
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	31,334	30,962	30,593	31,385	28,434
Less: Accumulated other comprehensive income (AOCI)	(4,703)	(4,230)	(3,806)	(3,825)	(6,649)
GAAP book value excluding AOCI (2)	36,037	35,192	34,399	35,210	35,083
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (3)	(962)	(847)	(723)	(575)	(578)
Adjusted book value	36,999	36,039	35,122	35,785	35,661
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	82.92	82.83	82.48	85.33	77.65
GAAP book value excluding AOCI per share - diluted (2)	95.36	94.15	92.74	95.73	95.80
Adjusted book value per common share - diluted	97.91	96.41	94.69	97.29	97.38
End of period number of common shares - diluted	377.9	373.8	370.9	367.8	366.2
Common Stock Price Range (based on closing price):
High	121.06	105.49	110.21	104.94	88.22
Low	91.33	85.78	89.19	77.23	78.04
Close	95.68	85.78	99.46	82.74	88.22
Common Stock market capitalization (1)	35,650	31,661	36,402	30,275	32,059

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

OPERATIONS HIGHLIGHTS

	2022			2023
	2Q	3Q	4Q	1Q	2Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	560.7	536.3	549.2	561.2	556.7
Retail customers	314.3	298.1	299.6	314.4	324.1
General account	382.4	371.8	379.6	394.2	385.0
Total PGIM	1,257.4	1,206.2	1,228.4	1,269.8	1,265.8
U.S. Businesses	132.2	123.4	126.7	126.0	127.0
International Businesses	13.6	13.8	16.1	15.3	15.7
Corporate and Other	6.4	6.1	6.1	5.9	6.1
Total assets under management	1,409.6	1,349.5	1,377.3	1,417.0	1,414.6
Assets under administration	145.9	139.4	157.4	158.6	166.6
Total assets under management and administration	1,555.5	1,488.9	1,534.7	1,575.6	1,581.2
Distribution Representatives (1):
Prudential Advisors	2,817	2,774	2,616	2,627	2,638
International Life Planners	5,924	5,972	5,924	5,978	5,806
Gibraltar Life Consultants	6,910	6,861	6,821	6,689	6,648
Prudential Advisor Productivity (in thousands)	83	78	108	78	89

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	5,995	15,322	5,904	8,833	6,368	13,144	15,201	16%
Policy charges and fee income	869	1,083	1,100	1,073	1,032	2,092	2,105	1%
Net investment income	3,241	3,047	3,483	3,671	3,814	6,654	7,485	12%
Asset management fees, commissions and other income	2,852	1,628	1,719	1,527	1,430	4,369	2,957	-32%
Total revenues	12,957	21,080	12,206	15,104	12,644	26,259	27,748	6%
Benefits and expenses (1):
Insurance and annuity benefits	7,135	15,925	6,614	9,588	6,931	15,098	16,519	9%
Change in estimates of liability for future policy benefits	909	59	50	22	159	842	181	-79%
Interest credited to policyholders' account balances	654	628	735	756	780	1,299	1,536	18%
Interest expense	401	407	417	441	461	765	902	18%
Deferral of acquisition costs	(513)	(531)	(539)	(569)	(546)	(1,085)	(1,115)	-3%
Amortization of acquisition costs	345	355	328	355	355	698	710	2%
General and administrative expenses	2,876	3,070	3,372	3,245	3,112	5,956	6,357	7%
Total benefits and expenses	11,807	19,913	10,977	13,838	11,252	23,573	25,090	6%
Adjusted operating income before income taxes	1,150	1,167	1,229	1,266	1,392	2,686	2,658	-1%
Income taxes, applicable to adjusted operating income	255	271	297	276	305	600	581	-3%
After-tax adjusted operating income	895	896	932	990	1,087	2,086	2,077	—%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2,438)	(1,243)	(924)	369	(765)	(4,159)	(396)	90%
Change in value of market risk benefits, net of related hedging gains (losses)	(710)	(58)	629	75	16	(1,014)	91	109%
Market experience updates	371	125	25	48	(3)	492	45	-91%
Divested and Run-off Businesses:
Closed Block division	16	(21)	(40)	(4)	(48)	43	(52)	-221%
Other Divested and Run-off Businesses	499	(53)	(29)	107	64	228	171	-25%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	44	(33)	(18)	(5)	(26)	15	(31)	-307%
Other adjustments (2)	—	(10)	(912)	(9)	(9)	(17)	(18)	-6%
Total reconciling items, before income taxes	(2,218)	(1,293)	(1,269)	581	(771)	(4,412)	(190)	96%
Income taxes, not applicable to adjusted operating income	(374)	(282)	(302)	106	(182)	(863)	(76)	91%
Total reconciling items, after income taxes	(1,844)	(1,011)	(967)	475	(589)	(3,549)	(114)	97%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(1,068)	(126)	(40)	1,847	621	(1,726)	2,468	243%
Income tax expense (benefit)	(119)	(11)	(5)	382	123	(263)	505	292%
Income (loss) before equity in earnings of operating joint ventures	(949)	(115)	(35)	1,465	498	(1,463)	1,963	234%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(61)	23	(17)	(3)	13	(40)	10	125%
Income (loss) attributable to Prudential Financial, Inc.	(1,010)	(92)	(52)	1,462	511	(1,503)	1,973	231%
Earnings attributable to noncontrolling interests	(7)	(16)	8	15	(15)	(20)	—	100%
Net income (loss)	(1,017)	(108)	(44)	1,477	496	(1,523)	1,973	230%
Less: Income (loss) attributable to noncontrolling interests	(7)	(16)	8	15	(15)	(20)	—	100%
Net income (loss) attributable to Prudential Financial, Inc.	(1,010)	(92)	(52)	1,462	511	(1,503)	1,973	231%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36, 37, 38 and 39 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment related to Assurance IQ that resulted in a charge of $903 million pre-tax and $713 million after-tax in the fourth quarter of 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2022	09/30/2022	12/31/2022	03/31/2023	06/30/2023

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	306,655	295,841	307,719	320,512	312,230
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	1,280	1,199	1,296	1,277	1,171
Fixed maturities, trading, at fair value	6,272	5,690	5,951	6,269	6,349
Assets supporting experience-rated contractholder liabilities, at fair value	2,785	2,580	2,844	2,958	3,019
Equity securities, at fair value	6,402	6,882	7,150	7,573	8,359
Commercial mortgage and other loans	56,840	56,896	56,745	56,778	57,689
Policy loans	10,024	9,920	10,046	10,041	9,983
Other invested assets	21,310	21,050	21,099	21,491	21,473
Short-term investments	6,828	5,181	4,591	5,177	5,059
Total investments	418,396	405,239	417,441	432,076	425,332
Cash and cash equivalents	14,359	20,104	17,251	17,425	14,652
Accrued investment income	2,798	2,888	3,012	3,095	3,142
Deferred policy acquisition costs	20,092	20,038	20,546	20,741	20,320
Value of business acquired	590	560	621	601	542
Market risk benefit assets	869	806	800	976	1,951
Income tax assets	—	—	—	—	803
Other assets	36,158	32,912	31,679	32,061	29,691
Separate account assets	205,613	194,525	197,679	202,294	200,871
Total assets	698,875	677,072	689,029	709,269	697,304
Liabilities:
Future policy benefits	266,090	255,135	261,773	273,586	268,649
Policyholders' account balances	130,408	131,533	135,624	138,139	138,743
Market risk benefit liabilities	7,293	6,488	5,864	6,096	5,462
Securities sold under agreements to repurchase	8,006	8,223	6,589	6,617	6,097
Cash collateral for loaned securities	5,741	5,865	6,100	5,975	5,207
Income tax liabilities	70	403	277	517	—
Senior short-term debt	558	767	775	705	763
Senior long-term debt	11,008	10,810	10,814	10,860	10,787
Junior subordinated long-term debt	8,604	9,088	9,094	9,591	8,089
Other liabilities	23,235	22,386	22,518	22,027	22,779
Notes issued by consolidated variable interest entities	232	218	374	415	402
Separate account liabilities	205,613	194,525	197,679	202,294	200,871
Total liabilities	666,858	645,441	657,481	676,822	667,849
Equity:
Accumulated other comprehensive loss	(4,703)	(4,230)	(3,806)	(3,825)	(6,649)
Other equity	36,037	35,192	34,399	35,210	35,083
Total Prudential Financial, Inc. equity	31,334	30,962	30,593	31,385	28,434
Noncontrolling interests	683	669	955	1,062	1,021
Total equity	32,017	31,631	31,548	32,447	29,455
Total liabilities and equity	698,875	677,072	689,029	709,269	697,304

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	425,332	49,286	376,046	4,093	185,747	166,678	19,528
Deferred policy acquisition costs	20,320	174	20,146	—	11,553	8,985	(392)
Other assets	50,781	1,195	49,586	4,088	27,990	10,898	6,610
Separate account assets	200,871	—	200,871	37,227	166,524	—	(2,880)
Total assets	697,304	50,655	646,649	45,408	391,814	186,561	22,866
Liabilities:
Future policy benefits	268,649	43,884	224,765	—	102,503	113,588	8,674
Policyholders' account balances	138,743	4,543	134,200	—	81,201	48,058	4,941
Debt	19,639	—	19,639	1,460	7,605	81	10,493
Other liabilities	39,947	3,738	36,209	2,890	19,681	7,845	5,793
Separate account liabilities	200,871	—	200,871	37,227	166,524	—	(2,880)
Total liabilities	667,849	52,165	615,684	41,577	377,514	169,572	27,021
Equity:
Accumulated other comprehensive loss	(6,649)	(139)	(6,510)	(127)	(2,813)	(1,789)	(1,781)
Other equity	35,083	(1,383)	36,466	2,430	17,030	18,747	(1,741)
Total Prudential Financial, Inc. equity	28,434	(1,522)	29,956	2,303	14,217	16,958	(3,522)
Noncontrolling interests	1,021	12	1,009	1,528	83	31	(633)
Total equity	29,455	(1,510)	30,965	3,831	14,300	16,989	(4,155)
Total liabilities and equity	697,304	50,655	646,649	45,408	391,814	186,561	22,866

	As of December 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	417,441	48,858	368,583	3,811	179,299	165,831	19,642
Deferred policy acquisition costs	20,546	181	20,365	—	11,809	8,941	(385)
Other assets	53,363	1,895	51,468	4,498	27,009	12,019	7,942
Separate account assets	197,679	—	197,679	40,055	161,267	—	(3,643)
Total assets	689,029	50,934	638,095	48,364	379,384	186,791	23,556
Liabilities:
Future policy benefits	261,773	44,414	217,359	—	99,948	109,018	8,393
Policyholders' account balances	135,624	4,606	131,018	—	75,928	46,903	8,187
Debt	20,683	—	20,683	1,726	7,850	84	11,023
Other liabilities	41,722	3,479	38,243	2,813	20,238	11,497	3,695
Separate account liabilities	197,679	—	197,679	40,055	161,267	—	(3,643)
Total liabilities	657,481	52,499	604,982	44,594	365,231	167,502	27,655
Equity:
Accumulated other comprehensive income (loss)	(3,806)	(214)	(3,592)	(145)	(3,034)	1,590	(2,003)
Other equity	34,399	(1,363)	35,762	2,613	17,103	17,668	(1,622)
Total Prudential Financial, Inc. equity	30,593	(1,577)	32,170	2,468	14,069	19,258	(3,625)
Noncontrolling interests	955	12	943	1,302	84	31	(474)
Total equity	31,548	(1,565)	33,113	3,770	14,153	19,289	(4,099)
Total liabilities and equity	689,029	50,934	638,095	48,364	379,384	186,791	23,556

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2023				As of December 31, 2022
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	100	4,872	8,089	13,061	100	4,877	9,094	14,071
Operating Debt	567	5,586	—	6,153	511	5,583	—	6,094
Limited recourse and non-recourse borrowing	96	329	—	425	164	354	—	518
Total Debt	763	10,787	8,089	19,639	775	10,814	9,094	20,683

	As of June 30, 2023				As of December 31, 2022
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,573	445	43	13,061	13,579	445	47	14,071
Operating Debt	5,611	542	—	6,153	5,608	486	—	6,094
Limited recourse and non-recourse borrowing	—	155	270	425	—	179	339	518
Total Debt	18,184	1,142	313	19,639	19,187	1,110	386	20,683

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $345 million of surplus notes as of both June 30, 2023 and December 31, 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	(14)	56	56	80	67	(18)	147	917%
Asset management fees, commissions and other income	843	851	904	818	782	1,773	1,600	-10%
Total revenues	829	907	960	898	849	1,755	1,747	—%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	10	14	27	27	29	16	56	250%
Deferral of acquisition costs	—	(1)	—	(1)	—	(1)	(1)	—%
Amortization of acquisition costs	1	1	—	1	—	2	1	-50%
General and administrative expenses	612	674	703	720	641	1,344	1,361	1%
Total benefits and expenses	623	688	730	747	670	1,361	1,417	4%
Adjusted operating income before income taxes	206	219	230	151	179	394	330	-16%
Total revenues	829	907	960	898	849	1,755	1,747	—%
Less: Passthrough distribution revenue	29	19	19	19	20	48	39	-19%
Less: Revenue associated with consolidations	(21)	8	31	32	(25)	(6)	7	217%
Total adjusted revenues (2)	821	880	910	847	854	1,713	1,701	-1%
Adjusted operating margin (2)(3)	25.1%	24.9%	25.3%	17.8%	21.0%	23.0%	19.4%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 21.1%, 16.8%, 23.9%, 24.2%, and 24.8% for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively, and 18.9% and 22.5% for the six months ended June 30, 2023 and June 30, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	756	742	725	720	726	1,565	1,446	-8%
Other related revenues (1)	17	80	113	52	58	36	110	206%
Service, distribution and other revenues	56	85	122	126	65	154	191	24%
Total PGIM revenues	829	907	960	898	849	1,755	1,747	—%
Analysis of asset management fees by source:
Institutional customers	357	364	359	362	357	720	719	—%
Retail customers	274	256	250	243	253	575	496	-14%
General account	125	122	116	115	116	270	231	-14%
Total asset management fees	756	742	725	720	726	1,565	1,446	-8%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	58.6	395.0	71.6	30.1	1.4	556.7
Retail customers	115.0	133.3	2.1	0.9	72.8	324.1
General account	3.9	251.8	55.0	74.3	—	385.0
Total	177.5	780.1	128.7	105.3	74.2	1,265.8

	June 30, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	46.3	408.0	74.2	30.9	1.3	560.7
Retail customers	99.3	140.7	2.0	0.8	71.5	314.3
General account	3.5	251.8	55.6	71.5	—	382.4
Total	149.1	800.5	131.8	103.2	72.8	1,257.4
__________
(1) Other related revenues, net of related expenses are $31 million, $28 million, $51 million, $47 million, and $2 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively, and $59 million and $10 million for the six months ended June 30, 2023 and June 30, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	536.9	539.7	516.6	528.9	540.2	568.0	528.9
Additions	24.6	16.4	13.8	13.9	18.9	41.4	32.8
Withdrawals	(16.5)	(15.8)	(19.8)	(24.1)	(21.9)	(33.0)	(46.0)
Change in market value	(46.5)	(22.1)	17.0	17.2	3.5	(80.7)	20.7
Net money market flows	(3.4)	(0.9)	(0.7)	3.2	(3.7)	1.0	(0.5)
Other	44.6	(0.7)	2.0	1.1	(0.3)	43.0	0.8
Ending assets under management	539.7	516.6	528.9	540.2	536.7	539.7	536.7
Affiliated institutional assets under management	21.0	19.7	20.3	21.0	20.0	21.0	20.0
Total assets managed for institutional customers at end of period	560.7	536.3	549.2	561.2	556.7	560.7	556.7
Net institutional additions (withdrawals), excluding money market activity	8.1	0.6	(6.0)	(10.2)	(3.0)	8.4	(13.2)
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	238.7	204.0	192.2	191.7	201.4	265.8	191.7
Additions	16.1	13.5	16.5	12.6	12.6	36.3	25.2
Withdrawals	(24.4)	(18.1)	(22.2)	(16.4)	(14.8)	(49.2)	(31.2)
Change in market value	(33.0)	(5.5)	4.2	13.6	10.3	(55.5)	23.9
Net money market flows	0.3	—	1.0	0.4	0.2	0.9	0.6
Other	6.3	(1.7)	—	(0.5)	(0.3)	5.7	(0.8)
Ending assets under management	204.0	192.2	191.7	201.4	209.4	204.0	209.4
Affiliated retail assets under management	110.3	105.9	107.9	113.0	114.7	110.3	114.7
Total assets managed for retail customers at end of period	314.3	298.1	299.6	314.4	324.1	314.3	324.1
Net retail withdrawals, excluding money market activity	(8.3)	(4.6)	(5.7)	(3.8)	(2.2)	(12.9)	(6.0)

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	2,896	12,038	2,895	5,268	3,098	6,068	8,366	38%
Policy charges and fee income	793	1,013	1,028	1,014	968	1,948	1,982	2%
Net investment income	1,801	1,729	1,989	2,117	2,253	3,799	4,370	15%
Asset management fees, commissions and other income	2,139	641	584	676	699	2,755	1,375	-50%
Total revenues	7,629	15,421	6,496	9,075	7,018	14,570	16,093	10%
Benefits and expenses (1):
Insurance and annuity benefits	4,352	13,020	4,021	6,434	4,284	8,822	10,718	21%
Change in estimates of liability for future policy benefits	887	21	(9)	16	(134)	808	(118)	-115%
Interest credited to policyholders' account balances	445	413	508	507	523	866	1,030	19%
Interest expense	214	197	165	251	249	412	500	21%
Deferral of acquisition costs	(251)	(254)	(253)	(274)	(295)	(509)	(569)	-12%
Amortization of acquisition costs	206	213	195	212	205	413	417	1%
General and administrative expenses	1,203	1,196	1,159	1,169	1,230	2,372	2,399	1%
Total benefits and expenses	7,056	14,806	5,786	8,315	6,062	13,184	14,377	9%
Adjusted operating income before income taxes	573	615	710	760	956	1,386	1,716	24%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	1,432	10,576	1,419	3,785	1,561	3,127	5,346	71%
Policy charges and fee income	380	346	344	332	320	863	652	-24%
Net investment income	1,070	1,028	1,243	1,322	1,416	2,300	2,738	19%
Asset management fees, commissions and other income	1,965	489	450	545	559	2,401	1,104	-54%
Total revenues	4,847	12,439	3,456	5,984	3,856	8,691	9,840	13%
Benefits and expenses (1):
Insurance and annuity benefits	2,336	11,042	2,004	4,383	2,312	4,579	6,695	46%
Change in estimates of liability for future policy benefits	(466)	18	2	(42)	(157)	(544)	(199)	63%
Interest credited to policyholders' account balances	175	143	232	240	255	333	495	49%
Interest expense	15	(10)	(53)	24	15	23	39	70%
Deferral of acquisition costs	(85)	(83)	(79)	(99)	(107)	(167)	(206)	-23%
Amortization of acquisition costs	94	100	81	97	89	192	186	-3%
General and administrative expenses	597	574	522	544	573	1,148	1,117	-3%
Total benefits and expenses	2,666	11,784	2,709	5,147	2,980	5,564	8,127	46%
Adjusted operating income before income taxes	2,181	655	747	837	876	3,127	1,713	-45%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	1,427	10,558	1,395	3,763	1,531	3,084	5,294	72%
Policy charges and fee income	9	11	6	8	8	17	16	-6%
Net investment income	892	824	969	1,004	1,072	1,860	2,076	12%
Asset management fees, commissions and other income	94	75	109	114	126	208	240	15%
Total revenues	2,422	11,468	2,479	4,889	2,737	5,169	7,626	48%
Benefits and expenses (1):
Insurance and annuity benefits	2,310	11,028	1,960	4,350	2,263	4,488	6,613	47%
Change in estimates of liability for future policy benefits	(457)	12	(6)	(44)	(156)	(540)	(200)	63%
Interest credited to policyholders' account balances	75	100	139	125	144	155	269	74%
Interest expense	(2)	6	7	10	(4)	2	6	200%
Deferral of acquisition costs	(3)	(11)	(5)	(17)	(16)	(5)	(33)	-560%
Amortization of acquisition costs	3	2	3	4	6	6	10	67%
General and administrative expenses	64	63	49	65	72	116	137	18%
Total benefits and expenses	1,990	11,200	2,147	4,493	2,309	4,222	6,802	61%
Adjusted operating income before income taxes	432	268	332	396	428	947	824	-13%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Beginning total account value	239,102	234,594	238,313	251,818	252,952	245,720	251,818
Additions	3,700	13,518	12,277	3,828	5,686	5,978	9,514
Withdrawals and benefits	(3,560)	(3,691)	(4,248)	(5,474)	(5,865)	(8,459)	(11,339)
Change in market value, interest credited and interest income	(2,389)	(553)	402	1,823	2,456	(3,959)	4,279
Other (1)	(2,259)	(5,555)	5,074	957	3,304	(4,686)	4,261
Ending total account value	234,594	238,313	251,818	252,952	258,533	234,594	258,533
Net additions (withdrawals)	140	9,827	8,029	(1,646)	(179)	(2,481)	(1,825)
Amounts included in ending total account value above:
Investment-only stable value wraps	71,125	71,168	69,521	68,170	67,335
International reinsurance (2)	74,021	68,581	83,910	84,137	90,612
Group annuities and other products	89,448	98,564	98,387	100,645	100,586
Ending total account value	234,594	238,313	251,818	252,952	258,533

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	5	18	24	22	30	43	52	21%
Policy charges and fee income	371	335	338	324	312	846	636	-25%
Net investment income	178	204	274	318	344	440	662	50%
Asset management fees, commissions and other income	1,871	414	341	431	433	2,193	864	-61%
Total revenues	2,425	971	977	1,095	1,119	3,522	2,214	-37%
Benefits and expenses (1):
Insurance and annuity benefits	26	14	44	33	49	91	82	-10%
Change in estimates of liability for future policy benefits	(9)	6	8	2	(1)	(4)	1	125%
Interest credited to policyholders' account balances	100	43	93	115	111	178	226	27%
Interest expense	17	(16)	(60)	14	19	21	33	57%
Deferral of acquisition costs	(82)	(72)	(74)	(82)	(91)	(162)	(173)	-7%
Amortization of acquisition costs	91	98	78	93	83	186	176	-5%
General and administrative expenses	533	511	473	479	501	1,032	980	-5%
Total benefits and expenses	676	584	562	654	671	1,342	1,325	-1%
Adjusted operating income before income taxes	1,749	387	415	441	448	2,180	889	-59%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,451	1,080	1,062	1,088	1,240	2,856	2,328
Investment Only VA (2)	63	46	31	32	36	152	68
Fixed	67	249	397	547	616	91	1,163
Total	1,581	1,375	1,490	1,667	1,892	3,099	3,559
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	19,455	18,526	19,099	21,208	23,268	18,819	21,208
Sales	1,581	1,375	1,490	1,667	1,892	3,099	3,559
Full surrenders and death benefits	(95)	(94)	(148)	(191)	(223)	(184)	(414)
Sales, net of full surrenders and death benefits	1,486	1,281	1,342	1,476	1,669	2,915	3,145
Partial withdrawals and other benefit payments	(119)	(124)	(158)	(135)	(131)	(257)	(266)
Net flows	1,367	1,157	1,184	1,341	1,538	2,658	2,879
Change in market value, interest credited, and other	(2,294)	(581)	930	725	1,171	(2,948)	1,896
Policy charges	(2)	(3)	(5)	(6)	(7)	(3)	(13)
Ending total account value, gross	18,526	19,099	21,208	23,268	25,970	18,526	25,970
Reinsurance ceded	(514)	(637)	(817)	(1,079)	(1,357)	(514)	(1,357)
Ending total account value, net	18,012	18,462	20,391	22,189	24,613	18,012	24,613
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	149,339	104,612	96,691	98,814	100,536	163,486	98,814
Sales	17	14	7	8	9	42	17
Full surrenders and death benefits	(1,465)	(1,131)	(994)	(1,297)	(1,428)	(3,564)	(2,725)
Sales, net of full surrenders and death benefits	(1,448)	(1,117)	(987)	(1,289)	(1,419)	(3,522)	(2,708)
Partial withdrawals and other benefit payments	(875)	(852)	(1,075)	(985)	(926)	(2,204)	(1,911)
Net flows	(2,323)	(1,969)	(2,062)	(2,274)	(2,345)	(5,726)	(4,619)
Change in market value and other	(41,786)	(5,340)	4,809	4,605	2,693	(51,679)	7,298
Policy charges	(618)	(612)	(624)	(609)	(557)	(1,469)	(1,166)
Ending total account value, gross	104,612	96,691	98,814	100,536	100,327	104,612	100,327
Reinsurance ceded	—	—	—	—	(10,227)	—	(10,227)
Ending total account value, net	104,612	96,691	98,814	100,536	90,100	104,612	90,100

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment and MyRock.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Account Values in General Account (1):
Beginning balance	20,928	19,430	20,170	22,063	23,948	20,062	22,063
Premiums and deposits	1,458	1,300	1,437	1,601	1,821	2,824	3,422
Full surrenders and death benefits	(225)	(86)	(87)	(119)	(118)	(331)	(237)
Premiums and deposits net of full surrenders and death benefits	1,233	1,214	1,350	1,482	1,703	2,493	3,185
Partial withdrawals and other benefit payments	(124)	(131)	(167)	(148)	(149)	(298)	(297)
Net flows	1,109	1,083	1,183	1,334	1,554	2,195	2,888
Change in market value, interest credited and other	(2,461)	(240)	619	582	1,181	(2,389)	1,763
Net transfers (to) from separate account	(145)	(102)	92	(30)	(227)	(437)	(257)
Policy charges	(1)	(1)	(1)	(1)	(1)	(1)	(2)
Ending balance, gross	19,430	20,170	22,063	23,948	26,455	19,430	26,455
Reinsurance ceded	(514)	(637)	(817)	(1,079)	(1,357)	(514)	(1,357)
Ending balance, net	18,916	19,533	21,246	22,869	25,098	18,916	25,098
Account Values in Separate Account (1):
Beginning balance	147,866	103,708	95,620	97,959	99,856	162,243	97,959
Premiums and deposits	140	89	60	74	80	317	154
Full surrenders and death benefits	(1,335)	(1,139)	(1,055)	(1,369)	(1,533)	(3,417)	(2,902)
Premiums and deposits net of full surrenders and death benefits	(1,195)	(1,050)	(995)	(1,295)	(1,453)	(3,100)	(2,748)
Partial withdrawals and other benefit payments	(870)	(845)	(1,066)	(972)	(908)	(2,163)	(1,880)
Net flows	(2,065)	(1,895)	(2,061)	(2,267)	(2,361)	(5,263)	(4,628)
Change in market value, interest credited and other	(41,619)	(5,681)	5,120	4,748	2,683	(52,238)	7,431
Net transfers (to) from general account	145	102	(92)	30	227	437	257
Policy charges	(619)	(614)	(628)	(614)	(563)	(1,471)	(1,177)
Ending balance, gross	103,708	95,620	97,959	99,856	99,842	103,708	99,842
Reinsurance ceded	—	—	—	—	(10,227)	—	(10,227)
Ending balance, net	103,708	95,620	97,959	99,856	89,615	103,708	89,615

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2022			2023
	2Q	3Q	4Q	1Q	2Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	73,070	67,654	69,365	70,701	70,816
Account Values with Auto-Rebalancing Feature - externally reinsured	2,660	2,446	2,482	2,493	2,468
Account Values without Auto-Rebalancing Feature	27,511	25,294	25,660	26,004	25,667
Total	103,241	95,394	97,507	99,198	98,951
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	7,872	10,669	9,335	8,167	7,803
Net Amount at Risk without Auto-Rebalancing Feature	3,666	4,630	3,845	3,165	3,082
Total	11,538	15,299	13,180	11,332	10,885
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	1,209	1,215	1,231	1,237	1,288	2,428	2,525	4%
Policy charges and fee income	150	170	185	181	161	326	342	5%
Net investment income	117	121	117	126	128	241	254	5%
Asset management fees, commissions and other income	20	19	22	20	21	40	41	3%
Total revenues	1,496	1,525	1,555	1,564	1,598	3,035	3,162	4%
Benefits and expenses (1):
Insurance and annuity benefits	1,144	1,196	1,221	1,218	1,140	2,497	2,358	-6%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	39	37	41	44	41	75	85	13%
Interest expense	1	1	1	4	2	2	6	200%
Deferral of acquisition costs	—	(1)	—	—	—	(2)	—	100%
Amortization of acquisition costs	1	2	1	1	2	(1)	3	400%
General and administrative expenses	257	260	276	272	274	525	546	4%
Total benefits and expenses	1,442	1,495	1,540	1,539	1,459	3,096	2,998	-3%
Adjusted operating income (loss) before income taxes	54	30	15	25	139	(61)	164	369%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Annualized New Business Premiums:
Group life	26	67	10	162	32	206	194
Group disability	17	36	13	157	25	147	182
Total	43	103	23	319	57	353	376
Future Policy Benefits (1):
Group life	2,471	2,366	2,551	2,397	2,309
Group disability	3,089	3,098	3,106	3,141	3,144
Total	5,560	5,464	5,657	5,538	5,453
Policyholders' Account Balances (1):
Group life	5,984	5,889	5,751	5,480	5,385
Group disability	133	125	131	117	121
Total	6,117	6,014	5,882	5,597	5,506
Separate Account Liabilities (1):
Group life	23,772	22,789	23,513	24,661	23,747
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,103	1,050	1,121	1,085	1,135	2,157	2,220
Earned premiums	888	885	899	892	937	1,804	1,829
Earned policy charges and fee income	126	145	164	158	137	279	295
Benefits ratio (3)	87.6%	91.2%	90.2%	92.9%	85.1%	96.1%	89.0%
Administrative operating expense ratio	10.7%	10.9%	10.9%	11.8%	11.9%	10.7%	11.8%
Persistency ratio	96.4%	96.0%	95.9%	94.4%	94.0%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	344	356	361	371	380	684	751
Earned premiums	321	330	332	345	351	624	696
Earned policy charges and fee income	24	25	21	23	24	47	47
Benefits ratio (3)	73.0%	72.5%	74.2%	65.8%	69.8%	73.2%	67.8%
Administrative operating expense ratio	32.2%	30.3%	31.6%	25.2%	25.6%	31.7%	25.4%
Persistency ratio	92.4%	90.9%	90.6%	92.5%	91.9%
Total Group Insurance:
Benefits ratio (3)	83.9%	86.4%	86.2%	85.9%	81.1%	90.5%	83.5%
Administrative operating expense ratio	15.9%	15.9%	15.9%	15.2%	15.4%	15.8%	15.3%
Net face amount of policies in force (in billions) (4)	2,068	2,103	2,126	2,104	2,153

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 83.0%, 66.4%, and 78.7% for the three months ended June 30, 2023, respectively, and 87.0%, 75.5%, and 84.10% for the three months ended June 30, 2022, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	255	247	245	246	249	513	495	-4%
Policy charges and fee income	263	497	499	501	487	759	988	30%
Net investment income	614	580	629	669	709	1,258	1,378	10%
Asset management fees, commissions and other income	154	133	112	111	119	314	230	-27%
Total revenues	1,286	1,457	1,485	1,527	1,564	2,844	3,091	9%
Benefits and expenses (1):
Insurance and annuity benefits	872	782	796	833	832	1,746	1,665	-5%
Change in estimates of liability for future policy benefits	1,353	3	(11)	58	23	1,352	81	-94%
Interest credited to policyholders' account balances	231	233	235	223	227	458	450	-2%
Interest expense	198	206	217	223	232	387	455	18%
Deferral of acquisition costs	(166)	(170)	(174)	(175)	(188)	(340)	(363)	-7%
Amortization of acquisition costs	111	111	113	114	114	222	228	3%
General and administrative expenses	349	362	361	353	383	699	736	5%
Total benefits and expenses	2,948	1,527	1,537	1,629	1,623	4,524	3,252	-28%
Adjusted operating loss before income taxes	(1,662)	(70)	(52)	(102)	(59)	(1,680)	(161)	90%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	23	24	22	23	31	47	54
Universal life	22	23	25	17	20	44	37
Variable life	110	103	107	109	146	214	255
Total	155	150	154	149	197	305	346
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	33	33	32	33	38	68	71
Third party distribution	122	117	122	116	159	237	275
Total	155	150	154	149	197	305	346
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,314	31,274	31,400	31,522	31,644	31,304	31,522
Premiums and deposits	622	642	647	636	577	1,292	1,213
Surrenders and withdrawals	(437)	(348)	(478)	(455)	(429)	(861)	(884)
Net sales	185	294	169	181	148	431	329
Benefit payments	(60)	(51)	(51)	(59)	(45)	(120)	(104)
Net flows	125	243	118	122	103	311	225
Interest credited and other	262	314	426	461	406	437	867
Net transfers from separate account	98	89	98	78	1,079	266	1,157
Policy charges	(525)	(520)	(520)	(539)	(519)	(1,044)	(1,058)
Ending balance	31,274	31,400	31,522	31,644	32,713	31,274	32,713
Separate Account Liabilities:
Beginning balance	45,226	38,931	37,250	39,419	41,650	48,133	39,419
Premiums and deposits	700	671	684	709	865	1,358	1,574
Surrenders and withdrawals	(237)	(242)	(179)	(224)	(278)	(475)	(502)
Net sales	463	429	505	485	587	883	1,072
Benefit payments	(116)	(171)	(102)	(130)	(91)	(262)	(221)
Net flows	347	258	403	355	496	621	851
Change in market value, interest credited and other	(6,231)	(1,532)	2,188	2,286	2,489	(8,930)	4,775
Net transfers to general account	(98)	(89)	(98)	(78)	(1,079)	(266)	(1,157)
Policy charges	(313)	(318)	(324)	(332)	(326)	(627)	(658)
Ending balance	38,931	37,250	39,419	41,650	43,230	38,931	43,230
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	298	297	296	295	294
Universal life	99	99	98	98	98
Variable life	144	143	145	148	150
Total	541	539	539	541	542

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	3,099	3,291	3,016	3,569	3,274	7,084	6,843	-3%
Policy charges and fee income	90	83	84	72	77	173	149	-14%
Net investment income	1,286	1,112	1,271	1,285	1,321	2,583	2,606	1%
Asset management fees, commissions and other income	(20)	132	89	89	51	93	140	51%
Total revenues	4,455	4,618	4,460	5,015	4,723	9,933	9,738	-2%
Benefits and expenses (1):
Insurance and annuity benefits	2,780	2,905	2,589	3,159	2,647	6,280	5,806	-8%
Change in estimates of liability for future policy benefits	22	38	59	6	293	34	299	779%
Interest credited to policyholders' account balances	175	180	193	215	226	365	441	21%
Interest expense	5	11	16	11	4	8	15	88%
Deferral of acquisition costs	(278)	(285)	(295)	(313)	(281)	(598)	(594)	1%
Amortization of acquisition costs	150	150	141	151	159	305	310	2%
General and administrative expenses	909	871	943	946	891	1,896	1,837	-3%
Total benefits and expenses	3,763	3,870	3,646	4,175	3,939	8,290	8,114	-2%
Adjusted operating income before income taxes	692	748	814	840	784	1,643	1,624	-1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	1,619	1,689	1,540	1,934	1,693	3,724	3,627	-3%
Policy charges and fee income	40	41	47	48	48	87	96	10%
Net investment income	555	435	555	573	586	1,129	1,159	3%
Asset management fees, commissions and other income	50	79	91	69	54	124	123	-1%
Total revenues	2,264	2,244	2,233	2,624	2,381	5,064	5,005	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,445	1,432	1,310	1,692	1,417	3,250	3,109	-4%
Change in estimates of liability for future policy benefits	(25)	8	13	2	69	(14)	71	607%
Interest credited to policyholders' account balances	43	44	48	57	57	91	114	25%
Interest expense	3	6	7	3	(1)	5	2	-60%
Deferral of acquisition costs	(137)	(137)	(136)	(158)	(142)	(305)	(300)	2%
Amortization of acquisition costs	76	75	68	76	78	153	154	1%
General and administrative expenses	416	386	430	430	416	863	846	-2%
Total benefits and expenses	1,821	1,814	1,740	2,102	1,894	4,043	3,996	-1%
Adjusted operating income before income taxes	443	430	493	522	487	1,021	1,009	-1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	1,480	1,602	1,476	1,635	1,581	3,360	3,216	-4%
Policy charges and fee income	50	42	37	24	29	86	53	-38%
Net investment income	731	677	716	712	735	1,454	1,447	—%
Asset management fees, commissions and other income	(70)	53	(2)	20	(3)	(31)	17	155%
Total revenues	2,191	2,374	2,227	2,391	2,342	4,869	4,733	-3%
Benefits and expenses (1):
Insurance and annuity benefits	1,335	1,473	1,279	1,467	1,230	3,030	2,697	-11%
Change in estimates of liability for future policy benefits	47	30	46	4	224	48	228	375%
Interest credited to policyholders' account balances	132	136	145	158	169	274	327	19%
Interest expense	2	5	9	8	5	3	13	333%
Deferral of acquisition costs	(141)	(148)	(159)	(155)	(139)	(293)	(294)	—%
Amortization of acquisition costs	74	75	73	75	81	152	156	3%
General and administrative expenses	493	485	513	516	475	1,033	991	-4%
Total benefits and expenses	1,942	2,056	1,906	2,073	2,045	4,247	4,118	-3%
Adjusted operating income before income taxes	249	318	321	318	297	622	615	-1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,448	1,496	1,341	1,735	1,463	3,391	3,198
Japan - Gibraltar Life	1,530	1,644	1,513	1,659	1,610	3,446	3,269
Emerging Markets	211	234	246	247	278	420	525
Total	3,189	3,374	3,100	3,641	3,351	7,257	6,992
Annualized new business premiums (2):
Japan - Prudential of Japan	159	138	160	196	158	359	354
Japan - Gibraltar Life	231	198	244	231	241	436	472
Emerging Markets	67	77	84	81	91	123	172
Total	457	413	488	508	490	918	998
Annualized new business premiums by distribution channel (2):
Life Planners	226	215	244	277	249	482	526
Gibraltar Life Consultants	140	125	156	128	144	240	272
Banks	33	34	49	55	51	85	106
Independent Agency	58	39	39	48	46	111	94
Total	457	413	488	508	490	918	998
Constant exchange rate basis (3):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,556	1,657	1,523	1,901	1,600	3,556	3,501
Japan - Gibraltar Life	1,678	1,837	1,680	1,820	1,758	3,652	3,578
Emerging Markets	176	203	216	213	228	358	441
Total	3,410	3,697	3,419	3,934	3,586	7,566	7,520
Annualized new business premiums:
Japan - Prudential of Japan	170	155	181	212	174	374	386
Japan - Gibraltar Life	237	205	252	239	251	443	490
Emerging Markets	54	64	72	70	76	100	146
Total	461	424	505	521	501	917	1,022
Annualized new business premiums by distribution channel:
Life Planners	224	219	253	282	250	474	532
Gibraltar Life Consultants	143	129	161	131	149	244	280
Banks	33	34	49	55	51	85	106
Independent Agency	61	42	42	53	51	114	104
Total	461	424	505	521	501	917	1,022

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) The amounts for first quarter of 2023 have been corrected.
(3) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2022			2023
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	368	366	363	362	361
Japan - Gibraltar Life	335	332	328	325	323
Emerging Markets	35	37	38	39	40
Total	738	735	729	726	724
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,447	4,455	4,463	4,484	4,496
Japan - Gibraltar Life	6,805	6,765	6,713	6,681	6,650
Emerging Markets	682	704	726	742	754
Total	11,934	11,924	11,902	11,907	11,900
International life insurance individual policy persistency:
Life Planner:
13 months	92.7%	92.4%	92.4%	92.4%	92.2%
25 months	85.4%	85.6%	85.3%	84.7%	84.0%
Gibraltar Life (4):
13 months	95.7%	95.5%	95.2%	95.2%	95.0%
25 months	90.2%	90.8%	90.8%	90.1%	89.2%
Number of Life Planners at end of period:
Japan	4,481	4,481	4,446	4,454	4,317
All other countries	1,443	1,491	1,478	1,524	1,489
Total Life Planners	5,924	5,972	5,924	5,978	5,806
Gibraltar Life Consultants	6,910	6,861	6,821	6,689	6,648

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2022			2023		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2022	2023	% change

Revenues (1):
Premiums	—	(7)	(7)	(4)	(4)	(8)	(8)	—%
Policy charges and fee income	(14)	(13)	(12)	(13)	(13)	(29)	(26)	10%
Net investment income	168	150	167	189	173	290	362	25%
Asset management fees, commissions and other income	(110)	4	142	(56)	(102)	(252)	(158)	37%
Total revenues	44	134	290	116	54	1	170	16900%
Benefits and expenses (1):
Insurance and annuity benefits	3	—	4	(5)	—	(4)	(5)	-25%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	34	35	34	34	31	68	65	-4%
Interest expense	172	185	209	152	179	329	331	1%
Deferral of acquisition costs	16	9	9	19	30	23	49	113%
Amortization of acquisition costs	(12)	(9)	(8)	(9)	(9)	(22)	(18)	18%
General and administrative expenses	152	329	567	410	350	344	760	121%
Total benefits and expenses	365	549	815	601	581	738	1,182	60%
Adjusted operating loss before income taxes	(321)	(415)	(525)	(485)	(527)	(737)	(1,012)	-37%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	50	38	62	61	31	77	92	19%
Interest expense on debt	(209)	(213)	(209)	(212)	(215)	(407)	(427)	-5%
Long-term and deferred compensation expense	12	(11)	(15)	(55)	(7)	(34)	(62)	-82%
Other (2)	(174)	(229)	(363)	(279)	(336)	(373)	(615)	-65%
Adjusted operating loss before income taxes	(321)	(415)	(525)	(485)	(527)	(737)	(1,012)	-37%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2023						December 31, 2022
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	244,302	21,134	223,168	60.2%			242,246	21,140	221,106	60.8%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,116	—	1,116	0.3%			1,229	—	1,229	0.3%
Private, available-for-sale, at fair value	67,111	8,964	58,147	15.7%			64,745	8,931	55,814	15.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	55	—	55	0.0%			67	—	67	0.0%
Fixed maturities, trading, at fair value	6,110	851	5,259	1.4%			5,738	900	4,838	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,019	—	3,019	0.8%			2,844	—	2,844	0.8%
Equity securities, at fair value	7,774	1,975	5,799	1.6%			6,404	1,733	4,671	1.3%
Commercial mortgage and other loans, at book value, net of allowance	57,366	7,716	49,650	13.4%			56,608	7,926	48,682	13.4%
Policy loans, at outstanding balance	9,983	3,548	6,435	1.7%			10,046	3,637	6,409	1.8%
Other invested assets, net of allowance (2)	18,128	4,775	13,353	3.6%			17,531	4,254	13,277	3.7%
Short-term investments, net of allowance	5,045	323	4,722	1.3%			4,573	337	4,236	1.2%
Subtotal (3)	420,009	49,286	370,723	100.0%			412,031	48,858	363,173	100.0%
Invested assets of other entities and operations (4)	5,323	—	5,323				5,410	—	5,410
Total investments	425,332	49,286	376,046				417,441	48,858	368,583

Fixed Maturities by Credit Quality (3)(5):	June 30, 2023						December 31, 2022
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	186,787	7,580	14,866	—	179,501	80.8%	189,939	6,918	18,145	—	178,712	80.8%
2	40,090	615	4,581	—	36,124	15.7%	39,388	534	5,212	—	34,710	15.7%
Subtotal - High or Highest Quality Securities	226,877	8,195	19,447	—	215,625	96.5%	229,327	7,452	23,357	—	213,422	96.5%
3	5,573	161	384	—	5,350	2.3%	5,416	66	625	—	4,857	2.2%
4	1,823	39	137	56	1,669	0.9%	2,362	39	287	1	2,113	1.0%
5	478	15	60	35	398	0.2%	614	10	141	8	475	0.2%
6	241	2	20	97	126	0.1%	318	9	63	25	239	0.1%
Subtotal - Other Securities	8,115	217	601	188	7,543	3.5%	8,710	124	1,116	34	7,684	3.5%
Total	234,992	8,412	20,048	188	223,168	100.0%	238,037	7,576	24,473	34	221,106	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	16,934	177	2,076	—	15,035	25.8%	16,111	126	2,145	—	14,092	25.2%
2	37,829	613	3,975	—	34,467	59.3%	36,773	406	4,307	—	32,872	58.9%
Subtotal - High or Highest Quality Securities	54,763	790	6,051	—	49,502	85.1%	52,884	532	6,452	—	46,964	84.1%
3	4,978	52	431	5	4,594	8.6%	5,522	38	538	—	5,022	9.0%
4	3,224	21	118	2	3,125	4.5%	2,654	11	148	—	2,517	4.5%
5	831	7	56	4	778	1.5%	1,307	7	117	16	1,181	2.1%
6	177	30	1	58	148	0.3%	160	22	1	51	130	0.3%
Subtotal - Other Securities	9,210	110	606	69	8,645	14.9%	9,643	78	804	67	8,850	15.9%
Total	63,973	900	6,657	69	58,147	100.0%	62,527	610	7,256	67	55,814	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of June 30, 2023, includes $1,043 million (fair value, $1,192 million) and $55 million (fair value, $60 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $73 million (fair value, $77 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2022, includes $1,149 million (fair value, $1,299 million) and $67 million (fair value, $71 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $80 million (fair value, $85 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2023 and December 31, 2022, 742 securities with amortized cost of $8,301 million (fair value $7,974 million) and 422 securities with amortized cost of $4,836 million (fair value $4,610 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	June 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	111,795	68.1%	112,013	68.4%
Public, held-to-maturity, at amortized cost, net of allowance	1,116	0.7%	1,229	0.7%
Private, available-for-sale, at fair value	19,555	11.9%	19,268	11.8%
Private, held-to-maturity, at amortized cost, net of allowance	55	0.0%	67	0.0%
Fixed maturities, trading, at fair value	551	0.3%	612	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,019	1.8%	2,844	1.7%
Equity securities, at fair value	1,788	1.1%	1,806	1.1%
Commercial mortgage and other loans, at book value, net of allowance	17,728	10.8%	18,080	11.0%
Policy loans, at outstanding balance	2,556	1.6%	2,607	1.6%
Other invested assets (3)	5,512	3.4%	5,272	3.2%
Short-term investments, net of allowance	520	0.3%	100	0.1%
Total	164,195	100.0%	163,898	100.0%

	June 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	111,373	53.9%	109,093	54.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	38,592	18.7%	36,546	18.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	4,708	2.3%	4,226	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	4,011	1.9%	2,865	1.4%
Commercial mortgage and other loans, at book value, net of allowance	31,922	15.5%	30,602	15.4%
Policy loans, at outstanding balance	3,879	1.9%	3,802	1.9%
Other invested assets, net of allowance (3)	7,841	3.8%	8,005	4.0%
Short-term investments, net of allowance	4,202	2.0%	4,136	2.1%
Total	206,528	100.0%	199,275	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended June 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (6)	Amount		Yield (6)	Amount
General Account (2)
Fixed maturities (3)	3.98%	3,035	(174)	3.60%	2,629	(571)
Equity securities	3.94%	53	—	3.89%	42	—
Commercial mortgage and other loans	3.90%	477	(21)	3.66%	443	(75)
Policy loans	4.50%	72	—	4.51%	72	—
Short-term investments and cash equivalents	5.50%	199	—	1.68%	54	2
Gross investment income before investment expenses	4.03%	3,836	(195)	3.61%	3,240	(644)
Investment expenses (4)	-0.12%	(213)	—	-0.14%	(132)	—
Subtotal	3.91%	3,623	(195)	3.47%	3,108	(644)
Other investments (3)(4)		283	(631)		318	(1,042)
Investment results of other entities and operations (5)		71	1		(8)	110
Less: investment income related to adjusted operating income reconciling items		(163)			(177)
Total		3,814	(825)		3,241	(1,576)

	Six Months Ended June 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (6)	Amount		Yield (6)	Amount
General Account (2)
Fixed maturities (3)	3.98%	6,027	(219)	3.65%	5,377	(926)
Equity securities	3.06%	79	—	2.29%	56	—
Commercial mortgage and other loans	3.87%	940	(37)	3.64%	903	(74)
Policy loans	4.53%	144	—	4.49%	144	—
Short-term investments and cash equivalents	5.13%	411	—	1.08%	72	(1)
Gross investment income before investment expenses	4.03%	7,601	(256)	3.56%	6,552	(1,001)
Investment expenses (4)	-0.13%	(422)	—	-0.14%	(263)	—
Subtotal	3.90%	7,179	(256)	3.42%	6,289	(1,001)
Other investments (3)(4)		481	(324)		771	(1,898)
Investment results of other entities and operations (5)		156	(11)		162	179
Less: investment income related to adjusted operating income reconciling items		(331)			(568)
Total		7,485	(591)		6,654	(2,720)

__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Prior period amounts have been reclassified to conform to current period presentation.
(5) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.84%	989	(5)	2.70%	943	117
Equity securities	5.98%	26	—	6.75%	33	—
Commercial mortgage and other loans	3.63%	161	(8)	3.60%	174	(11)
Policy loans	3.75%	24	—	3.76%	25	—
Short-term investments and cash equivalents	4.13%	26	—	1.45%	3	—
Gross investment income before investment expenses	2.99%	1,226	(13)	2.86%	1,178	106
Investment expenses	-0.12%	(79)	—	-0.14%	(63)	—
Subtotal	2.87%	1,147	(13)	2.72%	1,115	106
Other investments (2)		99	(380)		62	(852)
Total		1,246	(393)		1,177	(746)

	Six Months Ended June 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.83%	1,972	204	2.70%	1,909	77
Equity securities	3.63%	32	—	3.66%	37	—
Commercial mortgage and other loans	3.63%	322	(15)	3.63%	352	(9)
Policy loans	3.84%	49	—	3.89%	51	—
Short-term investments and cash equivalents	4.20%	44	—	1.76%	6	—
Gross investment income before investment expenses	2.96%	2,419	189	2.84%	2,355	68
Investment expenses	-0.13%	(162)	—	-0.14%	(123)	—
Subtotal	2.83%	2,257	189	2.70%	2,232	68
Other investments (2)		154	(119)		136	(1,575)
Total		2,411	70		2,368	(1,507)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.95%	2,046	(169)	4.43%	1,686	(688)
Equity securities	3.02%	27	—	1.68%	9	—
Commercial mortgage and other loans	4.05%	316	(13)	3.70%	269	(64)
Policy loans	5.01%	48	—	5.02%	47	—
Short-term investments and cash equivalents	5.70%	173	—	1.69%	51	2
Gross investment income before investment expenses	4.82%	2,610	(182)	4.23%	2,062	(750)
Investment expenses (4)	-0.13%	(134)	—	-0.14%	(69)	—
Subtotal	4.69%	2,476	(182)	4.09%	1,993	(750)
Other investments (3)(4)		184	(251)		256	(190)
Total		2,660	(433)		2,249	(940)

	Six Months Ended June 30,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.97%	4,055	(423)	4.52%	3,468	(1,003)
Equity securities	2.80%	47	—	1.34%	19	—
Commercial mortgage and other loans	4.01%	618	(22)	3.65%	551	(65)
Policy loans	5.01%	95	—	4.91%	93	—
Short-term investments and cash equivalents	4.96%	367	—	1.05%	66	(1)
Gross investment income before investment expenses	4.85%	5,182	(445)	4.15%	4,197	(1,069)
Investment expenses (4)	-0.13%	(260)	—	-0.15%	(140)	—
Subtotal	4.72%	4,922	(445)	4.00%	4,057	(1,069)
Other investments (3)(4)		327	(205)		635	(323)
Total		5,249	(650)		4,692	(1,392)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Prior period amounts have been reclassified to conform to current period presentation.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

ADJUSTED OPERATING INCOME IMPACT FROM ANNUAL ASSUMPTION UPDATES AND OTHER REFINEMENTS
(in millions)
	Three Months Ended June 30, 2023
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in estimates of liability for future policy benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	(34)	—	—	131	(171)	—	—	6
Retirement Strategies - Individual Retirement Strategies	—	—	—	—	—	—	—	—
Group Insurance	3	—	—	(33)	—	—	—	36
Individual Life	—	(21)	—	—	5	—	—	(26)
International Businesses - Life Planner	48	—	—	—	53	—	—	(5)
International Businesses - Gibraltar Life and Other	226	—	—	(1)	206	—	3	18
Corporate and Other	—	—	(11)	2	—	—	—	(13)
Total	243	(21)	(11)	99	93	—	3	16

	Three Months Ended June 30, 2022
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in estimates of liability for future policy benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	(389)	—	—	36	(435)	(4)	—	14
Retirement Strategies - Individual Retirement Strategies	7	—	—	—	—	—	—	7
Group Insurance	—	—	—	3	—	—	—	(3)
Individual Life	—	(245)	—	9	1,354	—	—	(1,608)
International Businesses - Life Planner	(34)	—	—	—	(28)	—	(1)	(5)
International Businesses - Gibraltar Life and Other	12	—	—	1	25	—	—	(14)
Corporate and Other	—	—	(17)	(4)	—	—	—	(13)
Total	(404)	(245)	(17)	45	916	(4)	(1)	(1,622)

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Six Months Ended June 30, 2023									Six Months Ended June 30, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,201	—	—	—	836	235	—	—	16,272	13,144	—	—	(1)	852	171	—	—	14,166
Policy charges and fee income	2,105	83	—	19	—	—	—	—	2,207	2,092	10	—	114	—	58	—	—	2,274
Net investment income	7,485	(9)	—	—	980	340	—	—	8,796	6,654	(14)	—	—	1,074	582	—	—	8,296
Realized investment gains (losses), net	246	(806)	—	—	(130)	(31)	—	—	(721)	428	(2,819)	—	—	40	(329)	—	—	(2,680)
Asset management fees, commissions and other income	2,711	741	—	—	240	235	(29)	—	3,898	3,941	(1,108)	—	—	(472)	(238)	48	—	2,171
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	91	—	—	—	—	—	91	—	—	(1,014)	—	—	34	—	—	(980)
Total revenues	27,748	9	91	19	1,926	779	(29)	—	30,543	26,259	(3,931)	(1,014)	113	1,494	278	48	—	23,247
Benefits and expenses:
Insurance and annuity benefits	16,519	(74)	—	3	1,775	364	—	—	18,587	15,098	181	—	(9)	1,244	247	—	—	16,761
Change in estimates of liability for future policy benefits	181	32	—	(29)	—	96	—	—	280	842	141	—	(371)	—	20	—	—	632
Interest credited to policyholders' account balances	1,536	433	—	—	59	102	—	—	2,130	1,299	(116)	—	—	61	(540)	—	—	704
Interest expense	902	—	—	—	1	(3)	—	—	900	765	—	—	—	—	1	—	—	766
Deferral of acquisition costs	(1,115)	—	—	—	—	—	—	—	(1,115)	(1,085)	—	—	—	—	—	—	—	(1,085)
Amortization of acquisition costs	710	14	—	—	7	—	—	—	731	698	22	—	1	7	1	—	—	729
General and administrative expenses	6,357	—	—	—	136	49	2	18	6,562	5,956	—	—	—	139	321	33	17	6,466
Total benefits and expenses	25,090	405	—	(26)	1,978	608	2	18	28,075	23,573	228	—	(379)	1,451	50	33	17	24,973
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2023									Three Months Ended June 30, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,368	—	—	—	430	111	—	—	6,909	5,995	—	—	(1)	443	40	—	—	6,477
Policy charges and fee income	1,032	46	—	(5)	—	—	—	—	1,073	869	32	—	73	—	1	—	—	975
Net investment income	3,814	(4)	—	—	499	167	—	—	4,476	3,241	(4)	—	—	520	181	—	—	3,938
Realized investment gains (losses), net	109	(911)	—	—	(113)	(23)	—	—	(938)	260	(1,642)	—	—	(60)	(194)	—	—	(1,636)
Asset management fees, commissions and other income	1,321	366	—	—	139	146	(10)	—	1,962	2,592	(647)	—	—	(374)	712	65	—	2,348
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	16	—	—	—	—	—	16	—	—	(710)	—	—	—	—	—	(710)
Total revenues	12,644	(503)	16	(5)	955	401	(10)	—	13,498	12,957	(2,261)	(710)	72	529	740	65	—	11,392
Benefits and expenses:
Insurance and annuity benefits	6,931	(42)	—	(1)	900	176	—	—	7,964	7,135	132	—	(17)	409	92	—	—	7,751
Change in estimates of liability for future policy benefits	159	8	—	(1)	—	89	—	—	255	909	132	—	(283)	—	19	—	—	777
Interest credited to policyholders' account balances	780	289	—	—	29	51	—	—	1,149	654	(95)	—	—	31	54	—	—	644
Interest expense	461	—	—	—	—	(2)	—	—	459	401	—	—	—	—	—	—	—	401
Deferral of acquisition costs	(546)	—	—	—	—	—	—	—	(546)	(513)	—	—	—	—	—	—	—	(513)
Amortization of acquisition costs	355	7	—	—	4	—	—	—	366	345	8	—	1	4	—	—	—	358
General and administrative expenses	3,112	—	—	—	70	23	16	9	3,230	2,876	—	—	—	69	76	21	—	3,042
Total benefits and expenses	11,252	262	—	(2)	1,003	337	16	9	12,877	11,807	177	—	(299)	513	241	21	—	12,460

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2022									Three Months Ended December 31, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,322	—	—	(1)	396	128	—	—	15,845	5,904	—	—	1	451	108	—	—	6,464
Policy charges and fee income	1,083	33	—	27	—	—	—	—	1,143	1,100	77	—	21	—	—	—	—	1,198
Net investment income	3,047	(4)	—	—	434	154	—	—	3,631	3,483	(5)	—	—	468	164	—	—	4,110
Realized investment gains (losses), net	250	(687)	—	—	29	(22)	—	—	(430)	169	(1,200)	—	—	(339)	(27)	—	—	(1,397)
Asset management fees, commissions and other income	1,378	(445)	—	—	(149)	(687)	(27)	—	70	1,550	78	—	—	174	646	(19)	—	2,429
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(58)	—	—	—	—	—	(58)	—	—	629	—	—	—	—	—	629
Total revenues	21,080	(1,103)	(58)	26	710	(427)	(27)	—	20,201	12,206	(1,050)	629	22	754	891	(19)	—	13,433
Benefits and expenses:
Insurance and annuity benefits	15,925	154	—	(2)	621	(456)	—	—	16,242	6,614	(128)	—	5	678	842	—	—	8,011
Change in estimates of liability for future policy benefits	59	—	—	(97)	—	3	—	—	(35)	50	13	—	(7)	—	1	—	—	57
Interest credited to policyholders' account balances	628	(20)	—	—	30	53	—	—	691	735	(20)	—	—	30	53	—	—	798
Interest expense	407	—	—	—	4	(1)	—	—	410	417	—	—	—	5	(2)	—	—	420
Deferral of acquisition costs	(531)	—	—	—	—	—	—	—	(531)	(539)	—	—	—	—	—	—	—	(539)
Amortization of acquisition costs	355	6	—	—	3	(1)	—	—	363	328	9	—	(1)	4	1	—	—	341
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	903	903
General and administrative expenses	3,070	—	—	—	73	28	6	10	3,187	3,372	—	—	—	77	25	(1)	9	3,482
Total benefits and expenses	19,913	140	—	(99)	731	(374)	6	10	20,327	10,977	(126)	—	(3)	794	920	(1)	912	13,473
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter of December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2023
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	8,833	—	—	—	406	124	—	—	9,363
Policy charges and fee income	1,073	37	—	24	—	—	—	—	1,134
Net investment income	3,671	(5)	—	—	481	173	—	—	4,320
Realized investment gains (losses), net	137	105	—	—	(17)	(8)	—	—	217
Asset management fees, commissions and other income	1,390	375	—	—	101	89	(19)	—	1,936
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	75	—	—	—	—	—	75
Total revenues	15,104	512	75	24	971	378	(19)	—	17,045
Benefits and expenses:
Insurance and annuity benefits	9,588	(32)	—	4	875	188	—	—	10,623
Change in estimates of liability for future policy benefits	22	24	—	(28)	—	7	—	—	25
Interest credited to policyholders' account balances	756	144	—	—	30	51	—	—	981
Interest expense	441	—	—	—	1	(1)	—	—	441
Deferral of acquisition costs	(569)	—	—	—	—	—	—	—	(569)
Amortization of acquisition costs	355	7	—	—	3	—	—	—	365
General and administrative expenses	3,245	—	—	—	66	26	(14)	9	3,332
Total benefits and expenses	13,838	143	—	(24)	975	271	(14)	9	15,198

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2023

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of August 1, 2023
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of August 1, 2023

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.